EXHIBIT 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Zara Kanji, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 20-F/A (Amendment No. 1) of Plymouth Rock Technologies Inc.. for the year ended November 30, 2019 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Plymouth Rock Technologies Inc.

Dated: April 16, 2020

/s/Zara Kanji
Zara Kanji
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Plymouth Rock Technologies Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Plymouth Rock Technologies Inc. and will be retained by Plymouth Rock Technologies Inc. and furnished to the Securities and Exchange Commission or its staff upon request.